UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number  811-22874
THL CREDIT SENIOR LOAN FUND

(Exact name of registrant as specified in charter)
100 Wall St., 11th Floor
New York, NY 10005

(Address of principal executive offices) (Zip code)
Peter E. Pisapia
100 Wall St., 11th Floor
New York, NY 10005

(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 701-4500
Copies of Communications to:
Stephen H. Bier
Allison M. Fumai
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Date of fiscal year end: December 31
Date of reporting period: December 31, 2013
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Annual Report
December 31, 2013

THL Credit
Senior Loan Fund
(NYSE: TSLF)

Four Wood Capital Partners, L.L.C.
Insight. Integrity. Commitment.

THL Credit

1-855-400-3927
www.fwcapitaladvisors.com/tslf

THL Credit Senior Loan Fund
Manager Commentary (unaudited)
 December 31, 2013

Fellow Shareholders,
This is the first letter to our shareholders that will be an important medium to discuss the progress of THL Credit Senior Loan Fund (the “Fund” or “TSLF”). On behalf of our teams at both Four Wood Capital Advisors LLC and THL Credit Advisors LLC, we appreciate the confidence you’ve shown in us as the Investment Adviser and Sub Adviser.
2013 Loan Market in Review
The loan market’s returns in 2013 reverted to its historical mean for the first time since the Great Recession. The environment of 2013 was driven by two main factors. First, performing single-B and double-B rated loans started 2013 priced higher than the previous six years, at an average price of 98.58 and 100.22, respectively, according to the Credit Suisse Leveraged Loan Index, which reduced the potential for price appreciation. Single-B rated loan prices moved up closer to par through the year given their strong demand and ended at an average price of 99.65, while double-B rated loan prices remained fairly stable this year ending at an average price of 100.10. Second, many loans issued in 2011 and 2012 with attractive spread levels were refinanced or repriced in 2013 by their issuers as lending conditions improved and the market continued to tighten. S&P’s LSTA Leveraged Commentary & Data stated that 42% of the loans outstanding at the beginning of 2013 were repriced or repaid by the end of the year.1
The loan market continued its positive pace throughout the 4th quarter, with demand from capital inflows outweighing the quarter’s new-issue supply. Supply has struggled to meet demand throughout 2013, with demand besting supply by $22.7 billion for the year, $152 billion vs. $129 billion.1 This supply/demand imbalance led to loan prices rising to the highest levels in seven months as of December 2013 as investors tried to meet their demands in the secondary market according to Standard & Poor’s Leveraged Commentary & Data.
The annual loan default rate across the market currently remains lower than its historical average. One issuer in the loan market defaulted in the 4th quarter, taking 2013’s default issuer total to 12. The rolling 12 month default rate dropped in the 4th quarter from 2.41% to 2.11%, which is still below the index’s historical average.2 Default volume this year has been concentrated among pre-2008 vintage loans whose business models have not bounced back post the recession. We remain bullish on a low default rate continuing throughout 2014.
THL Credit Senior Loan Fund Performance
The Fund commenced operations on September 20, 2013 and began investing the proceeds shortly thereafter. By September 30, 2013, the Fund had investments (excluding short term investments) of approximately $164 million. The portfolio management team invested the proceeds more rapidly than initially anticipated, as favorable market conditions aided the ramp-up of the portfolio.
On October 2, 2013, the Fund finalized its credit facility, and it began employing leverage on October 15, 2013. The leverage, coupled with the deployment of IPO proceeds, enabled the Fund to deliver a monthly distribution of $0.119 per share, representing an annualized yield of 7.14% on the share offer price of $20.00, which was maintained through the end of the Fund’s fiscal year and into the first quarter of 2014.
At the end of fiscal year 2013, the Fund had accumulated total investments recorded at fair value of approximately $193.1 million, or 134.1% of net assets. Net Asset Value (“NAV”) per share increased from $19.06 at the Fund’s commencement to $19.42 per share at December 31, 2013. The Fund’s leverage as a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) at year end was 24.2%.

1
  S&P Leveraged Commentary & Data as of 12/31/2013
2
  S&P/LSTA Leveraged Loan Index Default Rate as of 12/31/2013
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   1

THL Credit Senior Loan Fund
Manager Commentary (unaudited) (continued)
December 31, 2013

As of December 31, 2013, the Fund held 80.0% of its Managed Assets in fully collateralized first lien loans and an additional 12.5% in second lien loans. 6.6% of the Fund’s Managed Assets were invested in fixed rate bonds. The Fund held 114 senior loans and corporate bonds across 28 industries. The top 5 industry positions represented approximately 35% of the Fund’s total holdings, while the top 10 individual positions represented approximately 24% of the Fund’s total holdings.
The Fund outperformed its key benchmark, the Credit Suisse Leveraged Loan Index, on a NAV per share basis for the one month and three month periods ended December 31, 2013. The Fund had returns of 3.15% on NAV and –7.00% on market price for the period from commencement of operations to December 31, 2013.
Conclusion
Credit fundamentals, as noted earlier, in our opinion remain strong. The Fed tapering program is now underway with a modest monthly reduction in total buying which we believe will continue throughout 2014 and beyond. We also firmly believe that short-term interest rates will remain at or near zero for an extended period of time. These factors should bode well for senior loans and the operating climate for the underlying issuers of that debt. Overall, we feel the Fund is well-positioned in the current market and look forward to seeking consistent returns for our shareholders in the coming year.
On behalf of the management team and the Board of Trustees, I thank you again for the commitment in your investment with us. We look forward to corresponding regularly and please do not hesitate to contact us directly at 855.400.FWCP (3927) or via email at info@fourwoodcapital.com. Additional information on our funds and strategic partners may also be found at www.fourwoodcapital.com.
Most Sincerely,
Steven A. Baffico
President – THL Credit Senior Loan Fund
Managing Partner & CEO – Four Wood Capital Advisors LLC

The views expressed reflect the opinion of Four Wood Capital Advisors LLC (“FWCA”) as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA is not obligated to publicly update or revise any of the views expressed herein.
2   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Performance & Statistics (unaudited)
 December 31, 2013

TSLF’s Portfolio Composition(1)

TSLF’s S&P Rating(2)

Portfolio Characteristics(3)

Weighted Average Loan Spread(4)	5.81%
Weighted Average Days to Reset	48
Weighted Average Bond Coupon Rate	9.64%
Weighted Average Bond Duration (years)	4.95
Weighted Average Credit Rating	B
Average Position Size	$1,651,879
Number of Positions	114
(1)
  As a percentage of fair value of total investment held.
(2)
  As a percentage of fair value of investments, excluding short term investments.
(3)
  Excluding short term investments.
(4)
  Exclusive of LIBOR floors.
(5)
  Operations commenced on September 20, 2013.
(6)
  Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.
The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Industry classifications are based upon Moody’s Industry Classifications. Information shown is as of December 31, 2013. Current information may differ from that shown.

TSLF Total Return

	1 Month	3 Month	Since Inception(5)
THL Credit Senior Loan Fund
NAV	1.13%	3.58%	3.15%
Market Price	2.66%	(7.23%)	(7.00%)
CS Leveraged Loan Index(6)	0.54%	1.83%	1.59%
Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)

NewPage Corporation, Term Loan - First Lien	3.41%
Fairpoint Communications, Term Loan - First Lien	2.80%
Mood Media Corporation, Term Loan - First Lien	2.58%
Attachmate Corporate, Term Loan - Second Lien	2.54%
Candy Intermediate Holdings, Inc., Initial Term Loan - First Lien	2.45%
Harland Clarke Holdings, Tranche B-3 Term Loan - First Lien	2.06%
Sports Authority, Inc., Term Loan B - First Lien	2.06%
Avaya Inc., Term Loan B-5 First Lien	1.96%
Deluxe Entertainment Services Group Inc., Term Loan - First Lien	1.91%
Radio One, Inc., Term Loan - First Lien	1.89%
Total Top 10 Holdings	23.66%
Top 5 Industry Holdings(1)

Telecommunications	8.37%
Business and Consumer Services	8.01%
Hotel, Gaming and Leisure	6.63%
Healthcare and Pharmaceuticals	6.18%
Software	5.79%
Total Top 5 Industry Holdings	34.98%
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   3

THL Credit Senior Loan Fund Schedule of Investments	December 31, 2013
Investments	Principal	Value
SENIOR LOANS(a) – 122.1% (91.0% of Total Investments)
Aerospace & Defense – 2.6%
AM General LLC, Term B Facility – First Lien, 10.250%, 03/22/18(b)	$2,874,359	$2,522,250
Pelican Products, Inc., Term Loan – First Lien, 6.250%, 07/11/18	1,192,653	1,199,362
Total Aerospace & Defense		3,721,612
Automotive – 2.6%
Chrysler Group LLC, Tranche B Term Loan – First Lien, 3.500%, 05/24/17	997,442	1,005,961
Neenah Enterprises (Neenah Foundry), Term Loan – First Lien, 6.750%, 04/26/17	2,804,496	2,797,485
Total Automotive		3,803,446
Banking, Finance, Insurance & Real Estate – 2.7%
Armor Holdco, Inc. (American Stock Transfer), Term Loan – First Lien, 5.750%, 06/26/20(c)	498,747	503,111
Cetera Financial Group, Inc., Term Loan – First Lien, 6.500%, 08/07/19(c)	993,750	1,005,551
Equipower Resources Holdings, LLC, Term C Advance – First Lien, 4.250%, 12/31/19	997,495	1,002,981
GENEX Services, Inc., Initial Term Loan – Second Lien, 9.250%, 01/26/19(c)	389,750	394,135
RJO Holdings Corp., Term Loan – First Lien, 6.920%, 12/10/15(c)	1,174,148	1,050,863
Total Banking, Finance, Insurance & Real Estate		3,956,641
Beverage, Food & Tobacco – 4.8%
Advance Pierre Foods, Inc., Term Loan – First Lien, 5.750%, 07/10/2017	198,243	196,261
Arctic Glacier U.S.A., Inc., Term Loan – First Lien, 6.000%, 05/10/19	1,990,000	1,994,975
Candy Intermediate Holdings, Inc. (Ferrara Candy Co.), Initial Term Loan – First Lien, 7.500%, 06/18/18	4,974,747	4,729,143
Total Beverage, Food & Tobacco		6,920,379
Business & Consumer Services – 10.7%
Affinion Group Holdings, Inc., Tranche B Term Loan – First Lien, 6.500%, 10/9/16	2,984,523	2,948,067
Arsloane Acquisition, LLC (Pitney Bowes), Tranche B Term Loan – First Lien, 7.500%, 10/01/19(c)	1,000,000	1,007,500
Brickman Group Holdings, Inc., Initial Term Loan – First Lien, 4.000%, 12/18/20(b)	1,000,000	1,006,070
Centerplate, Inc. (KPLT), Term Loan A – First Lien, 4.75%, 11/26/19	1,000,000	1,007,190
Crossmark Holdings, Term Loan – Second Lien, 8.750%, 12/21/20(c)	500,000	498,125
CT Technologies Intermediate Holdings, Inc., Initial Term Loan – Second Lien, 9.250%, 10/04/20(c)	500,000	501,563
DG FastChannel, Inc. (Digital Generation), Initial Term Loan – First Lien, 7.250%, 07/26/18	977,972	984,084
Merrill Communications LLC, Term Loan – First Lien, 7.250%, 03/08/18	3,457,703	3,534,049
Mitchell International, Inc., Initial Term Loan – First Lien, 4.500%, 10/13/20	1,000,000	1,007,915
Mitchell International, Inc., Term Loan – Second Lien, 8.500%, 10/11/21	500,000	508,595
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – Second Lien, 9.750%, 07/01/20(c)	2,000,000	2,020,000
SNL Financial LC, Term Loan – First Lien, 5.500%, 10/23/18(c)	435,171	437,347
Total Business and Consumer Services		15,460,505
See accompanying Notes to Financial Statements
4   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund Schedule of Investments (continued)	December 31, 2013
Investments	Principal	Value
Capital Goods – 0.7%
Crosby US Acquisition Corp., Term Loan – First Lien, 4.000%, 11/23/20	$1,000,000	$1,003,435
Chemicals, Plastics & Rubber – 0.4%
Cyanco Intermediate Corp., Initial Term Loan – First Lien, 5.500%, 05/01/20(c)	497,500	499,988
Construction & Engineering – 1.7%
FR Utility Services LLC (Utility Services), Initial Term Loan – First Lien, 6.750%, 10/18/19(c)	500,000	500,000
Power Buyer, LLC (Powerteam Services), Initial Term Loan – Second Lien, 8.250%, 11/06/20	2,000,000	1,970,000
Total Construction & Engineering		2,470,000
Consumer Products: Durables – 4.3%
FGI Operating Company, LLC (Freedom Group), Term B Loan – First Lien, 5.500%, 04/19/19(c)	997,479	1,004,960
Paladin Brands Holding, Inc., Initial Loan – First Lien, 6.750%, 08/16/19(c)	2,000,000	1,987,500
Steinway Musical Instruments, Inc., Term Loan – Second Lien, 9.250%, 09/19/20(c)	1,200,000	1,245,000
Visant Corp., Tranche B Term Loan – First Lien, 5.250%, 12/22/16	2,000,000	1,977,090
Total Consumer Products: Durables		6,214,550
Consumer Products: Non Durables – 5.6%
Calceus Acquisition, Inc. (Cole Haan), Term B-1 Loan – First Lien, 5.000%, 02/01/20	1,995,000	2,009,135
Insight Pharmaceuticals, Term Loan – First Lien, 6.250%, 08/25/16(c)	2,992,443	2,988,703
Topps Company, Inc., Term Loan – First Lien, 7.250%, 10/02/18(c)	2,000,000	2,005,000
Vince Intermediate Holding, LLC, Initial Term Loan – First Lien, 6.000%, 11/27/19(c)	1,000,000	1,011,250
Total Consumer Products: Non Durables		8,014,088
Energy, Oil & Gas – 4.6%
Calpine Corporation, Term Loan – First Lien, 4.000%, 04/01/18	997,436	1,006,069
HGIM Corp. (Harvey Gulf), Term Loan B – First Lien, 5.500%, 06/18/20(c)	1,995,000	2,016,197
ProPetro Services, Inc., Term Loan – First Lien, 7.250%, 09/30/19(c)	987,500	993,672
Stallion Oilfield Holdings, Inc., Term Loan – First Lien, 8.000%, 06/19/18(c)	2,493,734	2,549,843
Total Energy, Oil & Gas		6,565,781
Forest Products & Paper – 4.6%
NewPage Corporation, Term Loan – First Lien, 7.750%, 12/21/18	6,427,538	6,580,191
Healthcare & Pharmaceuticals – 8.3%
Alvogen Pharma US Inc., Term Loan – First Lien, 7.000%, 05/23/18(c)	2,941,857	2,985,985
Aptalis Pharma Inc., Term B Loan – First Lien, 6.000%, 10/02/20	2,992,500	3,051,108
Bioscrip, Inc., Del Draw Term Loan – First Lien, 6.500%, 07/31/20	1,110,938	1,106,310
Bioscrip, Inc., Initial Term Loan – First Lien, 6.500%, 07/31/20	1,851,563	1,843,851
Ikaria Acquisition Inc., Tranche B Term Loan – First Lien, 7.250%, 07/03/18(c)	2,925,000	2,946,952
Total Healthcare & Pharmaceuticals		11,934,206
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   5

THL Credit Senior Loan Fund Schedule of Investments (continued)	December 31, 2013
Investments	Principal	Value
Hotel, Gaming & Leisure – 7.5%
ALG USA Holdings LLC, Term Loan B-1 – First Lien, 7.000%, 02/28/19(c)	$942,962	$947,677
ALG USA Holdings LLC, Term Loan B-2 – First Lien, 7.000%, 02/28/19(c)	1,249,973	1,256,223
Caesars Entertainment Operating Company, Inc., Term Loan B-4 – First Lien, 9.500%, 10/31/16	994,819	1,004,319
Caesars Entertainment Operating Company, Inc., Term Loan B-6 – First Lien, 5.488%, 01/28/18	2,500,000	2,394,400
Caesars Entertainment Resort Properties, LLC, Term B Loans – First Lien, 7.000%, 10/12/20	1,000,000	996,875
Hilton Holdings Inc., Initial Term Loan – First Lien, 4.00%, 10/26/20	1,417,982	1,432,418
Marina District Finance (Borgata), Term Loan B – First Lien, 6.750%, 08/15/18	1,000,000	1,005,785
Revolution Studios Distribution Company, LLC, Tranche B Term Loan – First Lien, 3.920%, 12/21/14(c)	1,918,362	1,700,148
Total Hotel, Gaming & Leisure		10,737,845
Manufacturing – 2.1%
Brand Services, Term Loan – First Lien, 4.750%, 11/26/20	1,000,000	1,007,425
Gardner Denver, Inc., Initial Dollar Term Loan – First Lien, 4.250%, 07/30/20	1,496,250	1,499,527
Veyance Technologies, Inc., Term Loan – First Lien, 5.250%, 09/08/17	497,494	500,058
Total Manufacturing		3,007,010
Media: Advertising, Printing & Publishing – 5.6%
Catalina Marketing Corp., Initial Term Loan – First Lien, 5.250%, 10/12/20	997,500	1,012,777
Cenveo Corporation, Term B Loan – First Lien, 6.250%, 02/13/17	1,161,929	1,171,613
Harland Clarke Hldgs., Tranche B-3 Term Loan – First Lien, 7.000%, 05/22/18	3,950,000	3,986,676
RentPath, Inc., Term Loan – First Lien, 6.250%, 05/29/20(c)	1,990,000	1,940,250
Total Media: Advertising, Printing & Publishing		8,111,316
Media: Broadcasting & Subscription – 3.2%
ION Media Networks, Inc., Term Loan – First Lien, 5.000%, 12/18/20(b)	1,000,000	1,008,335
Radio One, Inc., Term Loan – First Lien, 7.500%, 03/31/16	3,561,706	3,653,723
Total Media: Broadcasting & Subscription		4,662,058
Media: Diversified and Services – 7.4%
Deluxe Entertainment Services Group Inc., Term Loan – First Lien, 8.000%, 07/03/17	3,757,576	3,698,093
Learfield Communications, Inc., Term Loan – First Lien, 5.000%, 10/09/20(c)	1,000,000	1,012,500
Learfield Communications, Inc., Term Loan – Second Lien, 8.750%, 10/09/21(c)	1,000,000	1,025,000
Mood Media Corporation, Term Loan – First Lien, 7.000%, 05/06/18	4,963,863	4,986,199
Total Media: Diversified and Services		10,721,792
See accompanying Notes to Financial Statements
6   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund Schedule of Investments (continued)	December 31, 2013
Investments	Principal	Value
Metals & Mining – 1.4%
Murray Energy Corporation, Senior Secured Term Loan – First Lien, 5.250%, 12/05/19	$1,000,000	$1,012,035
Oxbow Carbon LLC, Initial Term Loan – Second Lien, 8.000%, 01/19/20(c)	500,000	510,315
TMS International Corp., Term Loan B – First Lien, 4.500%, 10/16/20	500,000	504,790
Total Metals and Mining		2,027,140
Retail – 6.0%
Charming Charlie LLC, Initial Term Loan – First Lien, 9.000%, 12/18/19(c)	750,000	750,000
CWGS Group, LLC (Camping World), Term Loan B – First Lien, 6.750%, 02/20/20(c)	2,000,000	2,022,500
Neiman Marcus, Term Loan – First Lien, 5.000%, 10/25/20	1,500,000	1,520,940
Roundy’s Supermarkets, Tranche B Term Loan – First Lien, 5.750%, 02/13/19(b)	388,701	389,309
Sports Authority, Inc., Term Loan B – First Lien, 7.500%, 11/16/17(c)	3,979,487	3,974,513
Total Retail		8,657,262
Sovereign & Public Finance – 1.1%
St. George’s University Scholastic Services LLC, Term Loan – First Lien, 8.500%, 12/20/17(c)	1,524,435	1,537,773
Technology: Hardware – 4.7%
Dell International LLC, Term Loan B – First Lien, 4.500%, 04/29/20(b)	2,500,000	2,511,613
Eastman Kodak Company, Term Loan – First Lien, 7.250%, 09/03/19	997,494	996,496
Tech Finance, US Term Loan – First Lien, 7.250%, 07/11/20	3,193,498	3,228,291
Total Hardware		6,736,400
Technology: Services – 4.1%
Ascensus, Inc., Initial Term Loan – Second Lien, 9.000%, 12/02/20(c)	500,000	510,625
Digital Insight Corporation (Fandango), Term Loan – Second Lien, 8.750%, 10/16/20(c)	500,000	510,625
First Data Corporation, 2018B New Term Loan – First Lien, 4.164%, 09/24/18	1,500,000	1,503,960
Micro Holding, L.P. (Internet Brands), Initial Term Loan – First Lien, 6.250%, 03/18/19(c)	498,744	501,861
Presidio, Inc., Term Loan – First Lien, 5.750%, 03/31/17	1,989,924	1,998,212
TNS, Inc. (Transaction Network Services, Inc.), Initial Term Loans – Second Lien, 9.000%, 08/14/20	850,000	861,424
Total Technology Services		5,886,707
Technology: Software – 7.8%
Attachmate Corporation, Term Loan – Second Lien, 11.000%, 11/22/18	5,000,000	4,908,324
Deltek, Inc., Term Loan – Second Lien, 10.000%, 10/10/19(c)	2,650,000	2,703,000
RP Crown Parent, LLC (Red Prairie), Term Loan B – First Lien, 6.000%, 12/21/18	1,496,231	1,506,002
RP Crown Parent, LLC (Red Prairie), Term Loan – Second Lien, 11.250%, 12/21/19	2,000,000	2,059,590
Total Software		11,176,916
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   7

THL Credit Senior Loan Fund Schedule of Investments (continued)	December 31, 2013
Investments	Principal	Value
Telecommunications – 11.2%
Alaska Communications Systems Holdings, Inc., Term Loan – First Lien, 6.250%, 10/21/16	$2,968,674	$2,959,397
Avaya Inc., Term Loan B-5 – First Lien, 8.000%, 03/31/18	3,727,519	3,789,022
Fairpoint Communications, Inc., Term Loan – First Lien, 7.500%, 02/14/19(b)	5,216,809	5,403,310
Internap Network Services Corporation, Term Loan – First Lien, 6.000%, 11/26/19(c)	1,000,000	998,750
LTS Buyer LLC (Lightower Fiber Networks), Initial Loans – Second Lien, 8.000%, 04/12/21	1,000,000	1,011,670
Ntelos Inc., Term B Advance – First Lien, 5.750%, 11/09/19	1,989,924	1,999,048
Total Telecommunications		16,161,197
Transportation: Services – 3.1%
American Commercial Lines (Commercial Barge), Initial Term Loan – First Lien, 7.500%, 09/22/19(c)	2,984,962	2,988,694
Sirva Worldwide, Inc., Term Loan – First Lien, 7.500%, 03/27/19(c)	1,488,750	1,533,413
Total Transportation Services		4,522,107
Wholesale – 3.3%
Envision Acquisition Company, LLC, Initial Term Loan – First Lien, 5.750%, 11/04/20	498,750	503,012
Envision Acquisition Company, LLC, Initial Term Loan – Second Lien, 9.750%, 11/04/21(c)	1,000,000	1,012,500
FPC Holdings, Inc., Initial Loans – First Lien, 5.250%, 11/19/19(c)	726,968	721,065
P2 Lower Acquisition, Inc. (Progresive Solutions), Initial Term Loan – First Lien, 5.500%, 10/22/20(c)	969,388	974,235
P2 Lower Acquisition, Inc. (Progresive Solutions), Initial Term Loan – Second Lien, 9.500%, 10/22/21(c)	500,000	502,500
P2 Upstream Acquisition Co., Term Loan – Second Lien, 9.000%, 04/30/21(c)	1,000,000	1,020,000
Total Wholesale		4,733,312
Total Senior Loans (Cost $174,678,790)		175,823,657
CORPORATE BONDS–8.7% (6.5% of Total Investments)
Automotive – 1.1%
Pittsburgh Glass Works LLC, 8.000%, 11/15/18‡	1,500,000	1,582,500
Banking, Finance, Insurance & Real Estate – 1.4%
Nuveen Investments, Inc., 9.500%, 10/15/20‡	2,000,000	2,030,000
Beverage, Food & Tobacco – 0.7%
Hockey Merger Sub 2 Inc., 7.875%, 10/01/21‡	500,000	516,875
Innovation Ventures (5 Hour Energy), 9.500%, 08/15/19‡	500,000	483,173
Total Beverage, Food & Tobacco		1,000,048
Consumer Products – Durables – 0.4%
Visant Corp., 10.000%, 10/01/17	500,000	490,000
See accompanying Notes to Financial Statements
8   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund Schedule of Investments (concluded)	December 31, 2013
Investments	Principal	Value
Containers, Packaging & Glass – 0.8%
Reynolds Group Holdings Inc., 8.250%, 02/15/21	$1,000,000	$1,065,750
Forest Products & Paper – 0.7%
Appvion, Inc., 9.000%, 06/01/20‡	1,000,000	1,005,000
Hotel, Gaming & Leisure – 1.4%
Paris Las Vegas Holding, LLC., 11.000%, 10/01/21‡	2,000,000	2,065,946
Retail – 0.7%
Neiman Marcus Group Ltd., 8.000%, 10/15/21‡	500,000	525,000
Roundy’s Supermarkets, Inc., 10.250%, 12/15/20‡	500,000	511,250
Total Retail		1,036,250
Technology: Services – 1.5%
First Data Corporation, 11.250%, 01/15/21‡	2,000,000	2,215,000
Total CORPORATE BONDS (Cost $12,026,936)		12,490,494
MONEY MARKET FUND – 3.3% (2.5% of Total Investments)
	Shares
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 0.03%(d) (Cost $4,818,553)	4,818,553	4,818,553
Total Investments in Securities – 134.1% (Cost $191,524,279)		193,132,704
Line of Credit Payable (Cost $46,000,000) – (31.9%)		(46,000,000)
Liabilities in Excess of Other Assets – (2.2%)		(3,086,594)
Net Assets – 100.0%		$144,046,110

‡
  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total market value of Rule 144A securities amounts to $10,934,744 which represents approximately 7.6% of net assets as of December 31, 2013. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)
  Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread. The most popular benchmark lending rate is the London Interbank Offered Rate (“LIBOR”). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities. The rate shown represents the contractual rate (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)
  All or a portion of this position has not settled. The full contract rates reflected do not take effect until settlement date.
(c)
  Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(d)
  Rate shown reflects the 7-day yield as of December 31, 2013.
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   9

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	2.6%
Automotive	3.7
Banking, Finance, Insurance & Real Estate	4.1
Beverage, Food & Tobacco	5.5
Business & Consumer Services	10.7
Capital Goods	0.7
Chemicals, Plastics & Rubber	0.4
Construction & Engineering	1.7
Consumer Products: Durable	4.7
Consumer Products: Non-Durable	5.6
Containers, Packaging & Glass	0.8
Energy, Oil & Gas	4.6
Forest Products & Paper	5.3
Healthcare & Pharmaceuticals	8.3
Hotel, Gaming & Leisure	8.9
Manufacturing	2.1
Media: Advertising, Printing & Publishing	5.6
Media: Broadcasting & Subscription	3.2
Media: Diversified & Production	7.4
Metals & Mining	1.4
Retail	6.7
Sovereign & Public Finance	1.1
Technology: Hardware	4.7
Technology: Services	5.6
Technology: Software	7.8
Telecommunications	11.2
Transportation: Services	3.1
Wholesale	3.3
Money Market Fund	3.3
Total Investments	134.1
Line of Credit Payable	(31.9)
Liabilities in Excess of Other Assets	(2.2)
Net Assets	100.0%
See accompanying Notes to Financial Statements
10   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Statement of Assets and Liabilities
  December 31, 2013

ASSETS
Investments, at value (cost $191,524,279)	$193,132,704
Cash	866,327
Receivable for investments sold	3,483,081
Interest receivable	1,059,487
Prepaid expenses	77,540
Total Assets	198,619,139
LIABILITIES
Borrowings (Note 4)	46,000,000
Payable for investments purchased	8,236,926
Advisory fee payable (Note 5)	167,568
Investor support services fee payable (Note 5)	7,979
Accrued interest on borrowings	21,270
Other accrued expenses	139,286
Total Liabilities	54,573,029
Net Assets	$144,046,110
COMPOSITION OF NET ASSETS
Paid-in-capital	$141,400,891
Undistributed net investment income	646,527
Accumulated net realized gain on investments	390,267
Net unrealized appreciation on investments	1,608,425
Net Assets	$144,046,110
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,714
Net Asset Value Per Share	$19.42
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   11

THL Credit Senior Loan Fund
Statement of Operations
  For the Period September 20, 2013 to December 31, 2013

INVESTMENT INCOME:
Interest	$3,373,206
Dividends	1,300
Total Investment Income	3,374,506
EXPENSES:
Advisory fees	489,485
Professional fees	180,000
Interest expense & fees on borrowings	109,343
Administration fees	30,347
Trustees’ fees and expenses	29,600
Insurance expense	29,260
Investor support services fees	23,309
Compliance fees	18,500
Printing and mailing expense	15,000
NYSE listing fee	7,003
Custodian fees	6,849
Transfer agent fees	5,900
Other expenses	20,154
Total Expenses	964,750
Net Investment Income	2,409,756
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	392,692
Net change in unrealized appreciation on investments	1,608,425
Net Realized and Unrealized Gain on Investments	2,001,117
Net Increase in Net Assets from Operations	$4,410,873
See accompanying Notes to Financial Statements
12   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Statement of Changes in Net Assets
  For the Period September 20, 2013 to December 31, 2013

OPERATIONS:
Net investment income	$2,409,756
Net realized gain on investments	392,692
Net change in unrealized appreciation on investments	1,608,425
Net increase in net assets from operations	4,410,873
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,765,654)
CAPITAL SHARE TRANSACTION:
Proceeds from sale of Common Shares (net of offering costs of $296,539)	141,400,891
Net Increase in Net Assets	144,046,110
NET ASSETS:
Beginning of period	—
End of period	$144,046,110
Undistributed net investment income:	$646,527
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   13

THL Credit Senior Loan Fund
Statement of Cash Flows
  For the Period September 20, 2013 to December 31, 2013

Cash Flows From Operating Activities:
Net increase in net assets from operations	$4,410,873
Adjustments to reconcile net increase in net assets from operations to net cash used by operating activities:
Purchases of long-term investments	(221,819,757)
Proceeds from sales of long-term investments	35,567,548
Net increase in short-term investments	(4,818,553)
Net change in unrealized appreciation on investments	(1,608,425)
Net accretion/amortization of premium or discount	(63,250)
Net decrease in realized gains from principal paydowns	2,425
Net realized gain on investments	(392,692)
Increase in receivable for investments sold	(3,483,081)
Increase in interest receivable	(1,059,487)
Increase in prepaid expenses	(77,540)
Increase in payable for investments purchased	8,236,926
Increase in advisory fee payable	167,568
Increase in investor support services fee payable	7,979
Increase in accrued interest on borrowing	21,270
Increase in other accrued expenses	139,286
Net cash used for operating activities	(184,768,910)
Cash Flows from Financing Activities:
Net proceeds from borrowings	46,000,000
Net proceeds from the sale of common shares (net of offering costs of $296,539)	141,400,891
Cash distributions paid	(1,765,654)
Net cash provided by financing activities	185,635,237
Net increase in cash	866,327
Cash, beginning of period	—
Cash, end of period	$866,327
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$88,073
See accompanying Notes to Financial Statements
14   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Financial Highlights
  For the Period September 20, 2013 to December 31, 2013

Common Shares
Per Share Operating Performance
Net asset value, beginning of period	$19.06
Operations:
Net investment income(1)	0.33
Net realized and unrealized gain on investments(2)	0.27
Total income from operations	0.60
Distributions to shareholders from:
Net investment income	(0.24)
Net assets value per share, end of period	$19.42
Market price per share, end of period	$18.36
Total investment return:(3)
Net asset value	3.15%
Market value	(7.00)%
Ratios/Supplemental Data:
Net assets, end of period (000s)	$144,046
Ratio of expenses, including interest on borrowings, to average net assets(4)	2.46%
Ratio of expenses, excluding interest on borrowings, to average net assets(4)	2.18%
Ratio of net investment income, including interest on borrowings, to average net assets(4)	6.14%
Ratio of net investment income, excluding interest on borrowings, to average to net assets(4)	6.41%
Portfolio turnover rate	20%
Borrowings:
Aggregate principal amount, end of period (000s)	$46,000
Average borrowings outstanding during the period (since the first borrowing was made on October 15, 2013) (000s)	$40,308
Asset coverage, end of period per $1,000 of debt(5)	$4,131

1.
  Based on average daily shares outstanding.
2.
  Realized and unrealized gain on investments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.
3.
  Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.
4.
  Annualized.
5.
  Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | Decmeber 31, 2013   15

THL Credit Senior Loan Fund
Notes to Financial Statements
  December 31, 2013

1. ORGANIZATION
THL Credit Senior Loan Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013. The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser (the “Adviser”). FWCA has engaged THL Credit Advisors LLC (the “Sub-adviser” or “THL Credit”) to serve as the sub-adviser to the Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
These financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from these estimates.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (“Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (“Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans shall be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Sub-adviser shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices.
Fixed income securities shall be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
16   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)
December 31, 2013

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   17

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)
December 31, 2013

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2013:

Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$3,721,612	$—	$3,721,612
Automotive	—	3,803,446	—	3,803,446
Banking, Finance, Insurance & Real Estate	—	1,002,981	2,953,660	3,956,641
Beverage, Food & Tobacco	—	6,920,379	—	6,920,379
Business & Consumer Services	—	10,995,970	4,464,535	15,460,505
Capital Goods	—	1,003,435	—	1,003,435
Chemicals, Plastics & Rubber	—	—	499,988	499,988
Construction & Engineering	—	1,970,000	500,000	2,470,000
Consumer Products: Durables	—	1,977,090	4,237,460	6,214,550
Consumer Products: Non Durables	—	2,009,135	6,004,953	8,014,088
Energy, Oil & Gas	—	1,006,069	5,559,712	6,565,781
Forest Products & Paper	—	6,580,191	—	6,580,191
Healthcare & Pharmaceuticals	—	6,001,269	5,932,937	11,934,206
Hotel, Gaming & Leisure	—	6,833,797	3,904,048	10,737,845
Manufacturing	—	3,007,010	—	3,007,010
Media: Advertising, Printing & Publishing	—	6,171,066	1,940,250	8,111,316
Media: Broadcasting & Subscription	—	4,662,058	—	4,662,058
Media: Diversified and Services	—	8,684,292	2,037,500	10,721,792
Metals & Mining	—	1,516,825	510,315	2,027,140
Retail	—	1,910,249	6,747,013	8,657,262
Sovereign & Public Finance	—	—	1,537,773	1,537,773
Technology: Hardware	—	6,736,400	—	6,736,400
Technology: Services	—	4,363,596	1,523,111	5,886,707
Technology: Software	—	8,473,916	2,703,000	11,176,916
Telecommunications	—	15,162,447	998,750	16,161,197
Transportation: Services	—	—	4,522,107	4,522,107
Wholesale	—	503,012	4,230,300	4,733,312
Corporate Bonds*	—	12,490,494	—	12,490,494
Money Market Fund	—	4,818,553	—	4,818,553
Total Investments	$—	$132,325,292	$60,807,412	$193,132,704
*Please refer to Schedule of Investments for breakdown of valuations by industry
18   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)
December 31, 2013

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Senior Loans
Beginning Balance	$—
Realized loss	(5,584)
Change in unrealized appreciation	361,844
Amortization (accretion)	38,220
Purchases	62,732,584
Sales and principal paydowns	(2,319,652)
Transfers in and/or out of Level 3	—
Balance as of December 31, 2013	$60,807,412
Net change in unrealized appreciation included on statement of operation attributable to Level 3 investments held at December 31, 2013 is $361,844.
There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.
Information about Level 3 fair value measurements as of December 31, 2013:

	Fair Value	Valuation Technique	Unobservable Input	Input Values
Senior Loans	$60,807,412	Third-party vendor service	Vendor quotes	$88.625 - $103.750
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. While no federal income tax provision is required, it is anticipated that an excise tax liability of approximately $27,483 will be paid in 2014.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2013, the tax year ended December 31, 2013 remains subject to examination by the Fund’s major tax jurisdictions.
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   19

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)
December 31, 2013

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of net investment income to common shareholders. The Fund also intends to distribute to common shareholders annually all or substantially all of its net investment income after the payment of interest, if any, owed with respect to outstanding borrowings. The Fund intends to pay any capital gain distributions annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At December 31, 2013, 80.0% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments, and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At December 31, 2013, the Fund had invested $23,772,991 in second lien loans.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement
20   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)
December 31, 2013

3. SENIOR LOANS (continued)

with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
On October 2, 2013, the Fund entered into a $70.0 million credit agreement with The Bank of New York Mellon expiring on October 1, 2014 (the “Credit Facility”). In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.08% on the total Unused Facility Amount. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) the London Interbank Offered Rate (“LIBOR”) for one, two, three, six or twelve months, as selected by the Fund, plus 1.000% per annum or (b) the greater of (i) the Prime Rate and (ii) 0.50% plus the Federal Funds Effective Rate per annum and is payable monthly. At December 31, 2013, the Fund had borrowings outstanding of $46,000,000 at an average interest rate of 1.17%. Due to the short term nature of the Credit Facility, face value approximates fair value at December 31, 2013. For the period ended December 31, 2013, the average borrowings under the Credit Facility and the average interest rate were $34,549,451 and 1.17%, respectively. As of December 31, 2013, the Fund’s effective leverage represented 24.2% of the Fund’s Managed Assets.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
  the likelihood of greater volatility of net asset value and market price of common shares;
•
  fluctuations in the interest rate paid for the use of the credit facility;
•
  increased operating costs, which may reduce the Fund’s total return;
•
  the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such a leverage remains fixed; and
•
  the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   21

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)
December 31, 2013

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to Board approval), contracts with and compensates the Sub-adviser to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee the Sub-adviser. In this connection, the Adviser oversees the Sub-adviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews the Sub-adviser’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of $15,000 per annum, plus $3,000 per in person meeting fee for serving as a trustee of the Fund.
6. PORTFOLIO TRANSACTIONS
For the period ended December 31, 2013, purchases and sales of investments, other than short-term securities, were $221,819,757 and $35,567,548, respectively.
7. CAPITAL
The following is a summary of share transactions for the period ended December 31, 2013:

Shares of common stock, beginning of period*	—
Increase in shares of common stock outstanding from new share issuance ($0.001 par value)	7,814,714
Shares of common stock, end of period	7,814,714
*Commenced operations on September 20, 2013.
8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended December 31, 2013, the Fund did not incur any
22   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)
December 31, 2013

8. INCOME TAX INFORMATION (continued)

income tax, interest, or penalties. As of December 31, 2013, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2013 will be remain subjected to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the period ended December 31, 2013, the adjustments were to decrease accumulated net realized gain on investments by $2,425 and increase accumulated net investment income by $2,425 due to the difference in the treatment for book and tax purposes of certain investments.
At December 31, 2013, the Fund had no capital loss carryforwards which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the code, such capital loss carryforwards, if unused, will expire. The Fund did not utilize any capital loss carryforward during the current period.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund did not incur any qualified late year or capital losses during 2013.
For the period ended December 31, 2013, the tax character of distribution paid, as reflected in the Statement of Changes in Net Assets was $1,765,654 of ordinary income. Information on the tax components of net assets as of December 31, 2013 is as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Gains	Net Unrealized Appreciation
$ 646,527	$ 390,267	$ 1,608,425
The cost basis of portfolio securities for federal income tax purposes is $191,524,279. Gross unrealized appreciation is $2,153,484; gross unrealized depreciation is $545,059 and net unrealized appreciation is $1,608,425. There is no difference between book and tax cost basis.
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   23

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)
December 31, 2013

9. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
Between January 1 and February 28, 2014, the Fund made additional borrowings and repayments of borrowings on its Credit Facility which decreased the total borrowings outstanding to $36,000,000.
On January 31, 2014, the Fund paid a regularly scheduled distribution in the amount of $0.119 per share to shareholders of record as of January 21, 2014.
The Fund declared a regularly scheduled distribution in the amount of $0.119 per share payable on February 28, 2014 to shareholders of record as of February 19, 2014.
24   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Report of Independent Registered Public Accounting Firm
 December 31, 2013

To the Board of Trustees and Shareholders
THL Credit Senior Loan Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of THL Credit Senior Loan Fund (the Fund), as of December 31, 2013, and the related statements of operations, changes in net assets, cash flows and financial highlights for the period from September 20, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and agent banks or by other appropriate audit procedures, where replies from agent banks were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of THL Credit Senior Loan Fund at December 31, 2013, and results of its operations, cash flows and financial highlights for the period from September 20, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.
/s/ McGladrey LLP
Boston, Massachusetts
February 28, 2014
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   25

THL Credit Senior Loan Fund
Supplemental Information (unaudited)
 December 31, 2013

Approval of Advisory Agreement and Subadvisory Agreement
Background
At the organizational meeting (the “Meeting”) of the Board of THL Credit Senior Loan Fund (the “Fund”) on August 22, 2013, the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and approved an investment advisory agreement (the “Advisory Agreement”) between Four Wood Capital Advisors, LLC (the “Adviser”) and the Fund, pursuant to which the Adviser will provide the Fund with investment advisory and administrative services, and a subadvisory agreement (the “Subadvisory Agreement,” and together with the Advisory Agreement, the “Agreements”) between the Adviser and THL Credit Advisors LLC (the “Subadviser”), pursuant to which the Subadviser will provide day-to-day management of the Fund’s investments.
At the Meeting, the Trustees reviewed the Agreements, including information regarding the terms of the Agreements; the nature, extent and quality of the services to be provided by the Adviser and Subadviser; the fees and expenses to be paid by the Fund; the extent to which economies of scale might be realized as the Fund grows; and any potential benefits to be derived by the Adviser and Subadviser. The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the Meeting. The Independent Trustees also received a memorandum from their independent legal counsel concerning the duties of board members in considering approval of investment advisory agreements.
In its consideration of the approval of the Agreements, the Board considered the following factors:
Nature, Extent and Quality of Services Provided
The Board reviewed and considered the nature, extent and quality of the services to be provided by the Adviser and Subadviser under the Agreements. The Board also reviewed and considered the qualifications, background and expertise of the portfolio managers and other key personnel of the Adviser and Subadviser who will provide the advisory and non-advisory services to the Fund. Specifically, the Board noted the Subadviser’s extensive experience in managing portfolios of senior secured bank loans, knowledge of the senior secured bank loan market, analytical capabilities and expertise in valuing bank loans. The Board also considered a staffing agreement between the Subadviser and its affiliate to make experienced investment professionals available to the Subadviser and to provide access to the senior investment personnel of the affiliate.
Performance, Fees and Expenses of the Fund
Past performance of the Fund was not a factor considered by the Board, because at the time they were considering the Agreements, the Fund was not operational. However, the Board did consider the investment performance of a composite of accounts managed by the Subadviser that have a comparable investment strategy to the strategy that is expected to be employed by the Fund. The Board also considered the performance of other funds with comparable investment strategies and the potential benefits described to them resulting from the combined efforts of the Adviser and Subadviser, including subject matter expertise, management and administrative expertise and product knowledge.
The Board reviewed the advisory fee rates proposed to be paid by the Fund under the Agreements. The Board reviewed the anticipated total expense ratio of the Fund and the information regarding management fee rates and total expenses paid by peer funds.
The Board also took into account that the Fund intends to use leverage, which would increase total assets and thus the amount of fees received by the Adviser and Subadviser (because the fees are calculated on the basis of total assets). In this regard, the Board took into account that the Adviser and Subadviser have a financial incentive for the Fund to make continuous use of leverage, which may create a conflict of interest with the Fund’s shareholders.
26   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)
December 31, 2013

Approval of Advisory Agreement and Subadvisory Agreement (continued)

Economies of Scale
The Board considered the potential growth of the Fund and the structure of the proposed advisory fees, which do not include breakpoints. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and therefore there are limited opportunities for significant economies of scale to be realized once the Fund is operational. The Board concluded that it would be premature to consider economies of scale as a factor in approving the Agreements at the present time.
Other Benefits to the Adviser and Subadviser and Their Affiliates
The Board considered other benefits to the Adviser and/or Subadviser and their affiliates derived from their relationship with the Fund and other funds advised by the Adviser and/or Subadviser. Based on information provided by the Adviser, the Board concluded that these benefits did not appear to be material at the present time.
Conclusion
After deliberation and consideration of the information provided, including weighing all of the above factors, the Board unanimously concluded that the advisory fees were reasonable in light of the services to be provided by the Adviser and Subadviser to the Fund. Further, the Board unanimously concluded that it would be in the best interests of the Fund and its future shareholders to approve each Agreement. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. It is possible that each Trustee may have weighed these factors differently in reaching their individual decisions to approve the Agreements.
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   27

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)
 December 31, 2013

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The THL Credit Senior Loan Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
  Information you provide on applications or other forms (for example, your name, address, social security number and birth date)
•
  Information derived from your transactions with us (for example, transaction amount, account balance and account number)
•
  Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)
Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
28   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)
 December 31, 2013

Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for THL Credit Senior Loan Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
  The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.
2.
  If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   29

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)
December 31, 2013

Dividend Reinvestment Plan (continued)

Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3.
  The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
4.
  In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
5.
  There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.
6.
  The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
7.
  All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.
30   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Additional Information (unaudited)
 December 31, 2013

Federal Income Tax Information
As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions mde by the Fund.
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal Year ended December 31, 2013, are designated as “qualified dividend income”:

Fund	0.00%
Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2013, that qualify for the corporate dividend received deduction is set forth below:

Fund	0.00%
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-400-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending June 30 will be available, without charge, upon request by calling 1-855-400-3927 and on the Commission’s website.
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   31

THL Credit Senior Loan Fund
Board of Trustees (unaudited)
 December 31, 2013

Name, Year of Birth	Position(s) Held with the Fund	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Steven A. Baffico[1] Year of Birth: 1973	Trustee, Class II, President and Principal Executive Officer Since: August 2013, Class	1
Four Wood Capital Partners, LLC, Managing Director and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011); BlackRock, Managing Director (2007 – 2010)
				None
Joseph L. Morea[2] Year of Birth: 1955	Trustee, Class I, since August 2013	1	RBC Capital Markets, U.S. Vice Chairman and Head of U.S. Equity Capital Markets (2003 –2012); Self-Employed, Commercial and Industrial Real Estate Investment (2012–Present).	Trustee, Commonwealth REIT; Trustee, Affiliates Insurance Company
S. James Coppersmith Year of Birth: 1933	Trustee, Class III, since August 2013	1	Rasky Baerlein Strategic Communications, Vice Chairman (1997– 2010).	None
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, since August 2013	1	Alliance Mezzanine Investors, Limited Partner/Advisor (2011 – 2012).	None
Michael Perino Year of Birth: 1963	Trustee, Class I, since August 2013	1	St. John’s University School of Law, Professor (1998 – Present)	None

1.
  Interested Trustee
2.
  Solely as a result of Mr. Morea relationship with one of the underwriters in this offering, Mr. Morea is an “interested person” of Four Wood Capital Partners as defined in the 1940 Act until six months after the completion of this offering.
32   THL Credit Senior Loan Fund Annual Report | December 31, 2013

THL Credit Senior Loan Fund
Fund Officers (unaudited)
 December 31, 2013

Name, Year of Birth Position(s) Held with the Fund .	Principal Occupation(s) During Past 5 Years:
Steven A. Baffico Year of Birth:1973 President/Officer since: 9/20/2013
Four Wood Capital Partners, LLC, Managing Partner and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011); BlackRock, Managing Director (2007– 2010).

Jennifer Wilson Year of Birth:1972 Treasurer and Principal Financial Officer since: 9/20/2013	Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (since 2012); Bank of America Merrill Lynch, Director (2008–2011).
Peter E. Pisapia Year of Birth: 1972 Secretary since:9/20/2013	Four Wood Capital Partners, LLC, Managing Partner and General Counsel (May 2012 - Present); BlackRock, Inc., Director and Counsel (2006– May 2012).
Jennifer J. Mortimer Year of Birth:1971 Chief Compliance Officer since:9/20/2013
Foreside Compliance Services, LLC, Fund Chief Compliance Officer (2012 to present) and Compliance Manager (2011 to 2012); Wellington Management Company, LLP, Vice President (2010 to 2011) and Assistant Vice President (2005 to 2010).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
   THL Credit Senior Loan Fund Annual Report | December 31, 2013   33

Trustees
Steven A. Baffico
Joseph L. Morea*#
S. James Coppersmith*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Peter E. Pisapia
Jennifer J. Mortimer
Investment Adviser
Four Wood Capital Advisors, LLC
Sub-Adviser
THL Credit Advisors LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
McGladrey LLP
Legal Counsel
Dechert LLP

*
  Member of Audit Committee.
#
  Member of Nominating and Corporate Governance Committee.
This report, including the financial information herein, is transmitted to the shareholders of THL Credit Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SECFund’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/tslf.
Information on the Fund is available at www.fwcapitaladvisors.com/tslf or by calling the Fund’s investor servicing agent at 855-400-3927.
34   THL Credit Senior Loan Fund Annual Report | December 31, 2013

Item 2.
  Code of Ethics.
(a)
  The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)
  There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)
  The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3.
  Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.
Item 4.
  Principal Accountant Fees and Services.
Audit Fees
(a)
  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2013 was $27,500.
Audit-Related Fees
(b)
  The aggregate fees billed for the fiscal year ended December 31, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0.
Tax Fees
(c)
  The aggregate fees billed for the fiscal year ended December 31, 2013 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $13,750.
All Other Fees
(d)
  The aggregate fees billed for the fiscal year ended December 31, 2013 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.
(e)(1)
  Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Audit Committee Pre-Approved Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be approved by the Registrant’s audit committee.

(e)(2)
  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)
  N/A
(c)
  100%
(d)
  N/A
(f)
  Not applicable.
(g)
  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2013 was $0.
(h)
  The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.
  Audit Committee of Listed Registrants.
(a)
  The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Ronald Burton Jr., Joseph Morea, S. James Coppersmith and Michael Perino.
(b)
  Not applicable.
Item 6.
  Investments.
(a)
  Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)
  Not applicable.
Item 7.
  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

Four Wood Capital Family of Funds
PROXY VOTING POLICIES AND PROCEDURES
Effective August 22, 2013
1. Policy
It is the policy of the Board of Trustees (the “Board”) of the Four Wood Capital Family of Funds (the “Funds”, individually a “Fund”, listed in Appendix A) to delegate the responsibility for voting proxies relating to the securities held by a Fund to the Fund’s investment Subadviser (the “Subadviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to each Fund’s Subadviser, and directs the Subadviser to vote proxies relating to Fund portfolio securities managed by the Subadviser consistent with the duties and procedures set forth below. The Subadviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.
2. Fiduciary Duty
The right to vote a proxy with respect to securities held by a Fund is an asset to the Fund. The Subadviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Subadviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.
3. Procedures
The following are the procedures adopted by the Board for the administration of this policy:
A.
  Review of Subadviser’s Proxy Voting Procedures. The Subadviser shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.
B.
  Voting Record Reporting. The Subadviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Subadviser may agree from time to time. With respect to those proxies that the Subadviser has identified as involving a conflict of interest, the Subadviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
C.
  Conflicts of Interest. Any actual or potential conflicts of interest between the Subadviser and the Fund’s shareholders arising from the proxy voting process will be addressed by the Subadviser and the Subadviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Subadviser. In the event that the Subadviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Subadviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Subadviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Subadviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Subadviser.
D.
  Securities Lending Program. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a Subadviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Subadviser should request that the agent recall the security prior to the record date to allow the Subadviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Subadviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.
4. Revocation
The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.
5. Disclosure of Policy or Description/Proxy Voting Record
A.
  Each Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.
B.
  Each Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.
C.
  Each Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

D.
  Each Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.
E.
  Each Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.
6. Related Procedures
Each Fund currently satisfies the disclosure obligation set forth in Section 5 above by:
•
  describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;
•
  disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;
•
  disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and
•
  providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.
7. Recordkeeping
Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in Subadviser’s office.
The Subadviser shall maintain the following records relating to proxy voting:
•
  a copy of these policies and procedures;
•
  a copy of each proxy form (as voted);
•
  a copy of each proxy solicitation (including proxy statements) and related materials;
•
  documentation relating to the identification and resolution of conflicts of interest;
•
  any documents created by the Subadviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and
•
  a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Subadviser voted proxies, and a copy of any written response by the Subadviser to any such requests.
8. Review of Policy
The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX A
Four Wood Capital Family of Funds
THL Credit Senior Loan Fund

Item 8.
  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)
  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
James R. Fellows, Managing Director, THL Credit Advisors LLC (“THL Credit”). James has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.
Brian W. Good, Managing Director, THL Credit. Brian has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.
Robert J. Hickey, Managing Director, THL Credit. Robert has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.
Brian J. Murphy, Managing Director, THL Credit. Brian has worked for THL Credit’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.
Steven F. Krull, Managing Director, THL Credit. Steven has worked for THL Credit’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.
The Portfolio Managers noted above manage the THL Credit Senior Loan Fund (the “Fund”) via the Fund Investment Committee. Therefore, the day-to-day management of the Fund is shared among the Portfolio Managers. Brian J. Murphy and Steven F. Krull also serve as traders for the Fund and execute trades in the new issue and secondary bank loan markets on behalf of the Fund.
(a)(2)
  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James R. Fellows	Registered Investment Companies:	0	$0	N/A	N/A
	Other Pooled Investment Vehicles:	10	$1.96 Billion	7*	$1.72 Billion*
	Other Accounts:	2	$342 Million	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Brian W. Good	Registered Investment Companies:	0	$0	N/A	N/A
	Other Pooled Investment Vehicles:	10	$1.96 Billion	7*	$1.72 Billion*
	Other Accounts:	2	$342 Million	0	$0
Robert J. Hickey	Registered Investment Companies:	0	$0	N/A	N/A
	Other Pooled Investment Vehicles:	10	$1.96 Billion	7*	$1.72 Billion*
	Other Accounts:	2	$342 Million	0	$0
Brian J. Murphy	Registered Investment Companies:	0	$0	N/A	N/A
	Other Pooled Investment Vehicles:	10	$1.96 Billion	7*	$1.72 Billion*
	Other Accounts:	2	$342 Million	0	$0
Steven F. Krull	Registered Investment Companies:	0	$0	N/A	N/A
	Other Pooled Investment Vehicles:	10	$1.96 Billion	7*	$1.72 Billion*
	Other Accounts:	2	$342 Million	0	$0
*Includes one pooled investment vehicle which is currently in wind down and no performance based fee is being received/billed from the vehicle, so assets of this wind down portfolio are not included in “Total Assets in Accounts where Advisory Fee is Based on Performance”. Also, the six other accounts noted in this column represent Collateralized Loan Obligation Vehicles (CLOs) where the performance fees of a CLO are achieved based on a pre-defined percentage based internal rate of return (IRR) hurdle for holders of the subordinated notes of the CLO.

Potential Conflicts of Interests
The Portfolio Managers may be subject to certain conflicts of interest in its management of the the Fund. These conflicts could arise primarily from the involvement of THL Credit’s affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund. Affiliates of THL Credit engage in a broad spectrum of activities. In the ordinary course of their business activities, the Affiliates of THL Credit may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund. In addition, the Portfolio Managers or other management team members of THL Credit serve or may serve as Portfolio Managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.
In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of the THL Credit and its Affiliates have implemented certain policies and procedures (e.g., information walls). For example, THL Credit and its Affiliates may come into possession of material non-public information with respect to companies in which THL Credit may be considering making an investment or companies that are THL Credit’s and its Affiliates’ advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by THL Credit has or has considered making an investment or which is otherwise an advisory client of THL Credit and its Affiliates may restrict or otherwise limit the ability of THL Credit to direct investments in such companies.
THL Credit or its Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, THL Credit may take positions on behalf of itself and other accounts and clients that are adverse to the interest of other clients. As a result of such participation, THL Credit may be restricted in trading in such issuers or securities of said issuers.
The Investment Company Act of 1940 (“Company Act”) also prohibits certain “joint” transactions with certain of THL Credit’s Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, THL Credit may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.
All of the transactions described above involve the potential for conflict of interest between THL Credit (or its employees) and the Fund. The Investment Advisers Act of 1940 and the Company Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. THL Credit has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with THL Credit’s fiduciary duty to the Fund and in accordance with applicable law. THL Credit seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.
(a)(3)
  Compensation Structure of Portfolio Manager(s) or Management Team Members
The Portfolio Managers are employed by THL Credit Senior Loan Strategies LLC (“THL Credit SLS”), a subsidiary of THL Credit, and provide services to THL Credit through a staffing arrangement. THL Credit SLS offers all investment professionals the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective performance criteria where a numerical scoring framework is applied. Annual investment performance is a significant component of that score, with the contribution amount varied pursuant to the Portfolio Manager’s experience and seniority. In addition, management finds it valuable and fair to look at all decisions made, not simply the ones that resulted in assets entering or leaving the portfolios. In addition to the Portfolio Manager’s salary and annual bonus, THL Credit offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.
Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. Specifically, the professional staff is compensated with a base salary in addition to a yearly bonus that is based on company, group and individual performance. The intent of this compensation plan is the long term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.
(a)(4)
  Disclosure of Securities Ownership
For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).
“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
James R. Fellows	$100,001 to $500,000
Brian W. Good	$50,001 to $100,000
Robert J. Hickey	$50,001 to $100,000
Brian J. Murphy	$50,001 to $100,000
Steven J. Krull	$50,001 to $100,000
(b) Not applicable.
Item 9.
  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.
  Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11.
  Controls and Procedures.
(a)
  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)
  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.
  Exhibits.
(a)(1)
  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)
  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)
  Not applicable.
(b)
  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(12.other) Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THL CREDIT SENIOR LOAN FUND

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President (principal executive officer)
Date  3/7/14
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President (principal executive officer)
Date  3/7/14

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer and Principal Financial Officer (principal financial officer)
Date  3/7/14
* Print the name and title of each signing officer under his or her signature.